LOGO
CADUS
PHARMACEUTICAL
CORPORATION

MAY 17, 1996


VIA FAX (609-252-4232) AND MAIL

Bristol-Myers Squibb Company
P.O. Box 4000
Route 206 and Province Line Road
Princeton, NJ 08543-4000

Attention:  Vice President and Senior Counsel,
            Pharmaceutical Research Institute
            and Worldwide Strategic Business
            Development

Ladies and Gentlemen:

Reference is made to the Preferred Stock Purchase Agreement (the "Agreement") dated as of July 26, 1994 between Cadus Pharmaceutical Corporation ("Cadus") and Bristol-Myers Squibb Company ("BMS"), as amended by the First Amendment thereto dated as of October 31, 1995.

Cadus hereby irrevocably waives its right, set forth in Section 1.05 of the Agreement, to require BMS to purchase shares of common stock of Cadus in any "Initial Public Offering" (as defined in the Agreement), the registration statement for which is first filed with the Securities and Exchange Commission prior to June 30, 1996.


Very truly yours,

CADUS PHARMACEUTICAL CORPORATION


BY  JEREMY M. LEVIN
    -----------------------------
    Jeremy M. Levin, M.D., Ph.D.
    Chief Executive Officer

JML/law


777 Old Saw Mill River Road, Tarrytown, NY 10591-6705
Tel. 914.345.3344/Fax 914.345.3565